UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: June 12, 2015

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 12, 2015, Sun Communities, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a shelf registration statement (File No. 333-204911) (the “Registration Statement”), which became immediately effective upon filing. On June 12, 2015, the Company also filed with the SEC a prospectus supplement, dated June 12, 2015, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the resale by certain selling stockholders of shares of the Company’s common stock, par value $0.01 per share, from time to time (the “Prospectus Supplement”). In connection with filing the Prospectus Supplement, the Registration Rights Agreement, dated June 23, 2011 among the Company, beneficial holders of securities registered under the Prospectus Supplement and certain other parties was terminated.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Method of Filing

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith

23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.

Date: June 16, 2015	By:	/s/ Karen J. Dearing Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith

23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1